                                                                    Exhibit 31.2
                                 CERTIFICATIONS

I, Paul R. Geist, certify that:

1.       I have  reviewed  this  report on Form 10-K of American  Italian  Pasta
         Company;

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The registrant's other certifying  officer(s) and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e)  and  15d-15(e))  and internal control  over  financial  reporting  (as defined in Exchange  Act Rules
         13a-15(f) and 15d-15(b)) for the registrant and have:

         a.       Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision to ensure that material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b.       Designed such internal  control over financial  reporting,  or caused such internal  control over  financial  reporting to be
                  designed  under  our   supervision,   to  provide   reasonable
                  assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

         c.       Evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  present  in  this  report  our conclusions about the effectiveness of the disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and

         d.       Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's  most recent fiscal quarter (the registrant's fourth  fiscal  quarter in the case of an annual  report) that has materially affected, or is reasonably likely to materially affect,  the  registrant's  internal  control  over  financial reporting; and

5.       The  registrant's  other  certifying  officer(s) and I have  disclosed, based on our most recent  evaluation of internal control over financial reporting,  to the  registrant's  auditors  and the audit  committee of registrant's  board of directors (or persons  performing the equivalent functions):

         a.       All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process,  summarize and report financial information; and

         b.       Any fraud, whether or not material, that  involves  management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Date: June 23, 2008                    /s/ Paul R. Geist
                                       ------------------
                                       Paul R. Geist
                                       Executive Vice President and Chief
                                       Financial Officer
                                       (principal financial and accounting
                                       officer)